UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K/A

CURRENT REPORT
 Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
  May 18, 2011 (May 12, 2011)

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NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)

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Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		(757) 629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Explanatory Note

Norfolk Southern Corporation is filing this Amendment to its Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 13, 2011 (the "Original Form 8-K"), to amend the disclosures provided in Item 5.07 of the Original Form 8-K.  Norfolk Southern is correcting the term of the Directors elected at the Annual Meeting of Shareholders held on Thursday, May 12, 2011, which is one year.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2011, Landon Hilliard and Gene R. Carter retired from the Norfolk Southern Board of Directors pursuant to the company's Corporate Governance Guidelines, which mandate retirement effective the date of the annual meeting that next follows the date of the director's 72nd birthday.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

Norfolk Southern Corporation's Annual Meeting of Shareholders was held on Thursday, May 12, 2011.  The following persons were elected to the Board of Directors for a term of one year:

	FOR	AGAINST	ABSTAIN
Gerald L. Baliles	243,564,848	9,094,776	616,983
Erskine B. Bowles	239,158,791	13,490,986	626,830
Karen N. Horn	227,844,297	24,724,092	708,218
J. Paul Reason	249,715,849	2,876,117	684,641

Shareholders ratified the appointment of KPMG LLP as Norfolk Southern's independent registered public accounting firm for 2011.  Stockholders cast 291,704,168 votes for the appointment, 3,432,895 votes against the appointment and abstained from casting 754,029 votes on the appointment of the independent registered public accounting firm.

Shareholders approved, on an advisory basis, the compensation of the Company's Named Executive Officers.  Stockholders cast 237,735,673 votes for the approval, 13,284,567 votes against the approval, and abstained from casting 2,256,367 votes on the approval of the compensation of the Company's Named Executive Officers.

Shareholders approved, on an advisory basis, annual advisory votes on executive compensation.  Stockholders cast 202,983,258 votes for the approval of every year, 2,481,943 votes for the approval of every two years, 46,592,528 votes for the approval of every three years, and abstained from casting 1,218,878 votes on the frequency of the advisory votes on executive compensation.

In light of the results with respect to the advisory vote on frequency of executive compensation vote, Norfolk Southern's Board of Directors has decided that Norfolk Southern will hold an annual advisory vote on the compensation of named executive officers until the next required advisory vote on frequency.  Norfolk Southern is required to hold votes on the frequency of shareholder votes on executive compensation every six years.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                            SIGNATURES

                                                            NORFOLK SOUTHERN CORPORATION

                                                            (Registrant)

                                                                   /s/ William A. Galanko

                                                            Name: William A. Galanko
                                                            Title:   Vice President - Law

Date:  May 18, 2011